LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2020
Non-participating investment contracts
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS [Line Items]
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
NOTE 32: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2020	2019
	£m	£m
At 1 January	37,459	13,853
Acquisition of business	—	20,981
New business	2,113	1,810
Changes in existing business	(1,120)	815
At 31 December	38,452	37,459
The balances above are shown gross of reinsurance. As at 31 December 2020, related reinsurance balances were £8 million (2019: £21 million); reinsurance balances are reported within assets. Liabilities arising from non-participating investment contracts are categorised as level 2. See note 48 for details of levels in the fair value hierarchy.